SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement  [  ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2)
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

...............................INTER-TEL, INCORORATED...........................
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:

...............................................................................
         (2)     Aggregate number of securities to which transaction applies:

................................................................................
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

...............................................................................
         (4)     Proposed maximum aggregate value of transaction:

...............................................................................
         (5)     Total fee paid:

...............................................................................
[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as  provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount previously Paid:
                  ..........................................................
         2)       Form, Schedule or Registration Statement No.
                  ..........................................................
         3)       Filing Party:
                  ..........................................................
         4)       Date Filed:
                  ..........................................................





                            INTER-TEL, INCORPORATED
                            7300 WEST BOSTON STREET
                            CHANDLER, ARIZONA 85226
                 ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 1995
                    ------------                ---------------

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Inter-Tel, Incorporated (the "Company"), an Arizona corporation, will be held on Thursday, April 27, 1995 at 10:00 a.m., local time, at the Company's corporate offices at 7300 W. Boston Street, Chandler, Arizona, 85226, for the following purposes:

         l. To elect directors to serve for the ensuing year and until their successors are elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on March 15, 1995, are entitled to notice of and to vote at the meeting. A copy of the Company's 1994 Annual Report to Shareholders, which includes certified financial statements, was mailed with this Notice and Proxy Statement on or about March 23, 1995, to all shareholders of record on the record date.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he has previously returned a proxy.

                                                     Sincerely,

                                                     KURT R. KNEIP,
                                                     Secretary
Chandler, Arizona
March 23, 1995

                            INTER-TEL, INCORPORATED
                            7300 WEST BOSTON STREET
                            CHANDLER, ARIZONA 85226
                    ----------------------------------------
                                PROXY STATEMENT
                    ----------------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

         This Proxy Statement is furnished by Inter-Tel, Incorporated ("Inter-Tel" or the "Company"), for use at the Annual Meeting of Shareholders to be held Thursday, April 27, 1995, at 10:00 a.m., local time (the "Annual Meeting"), or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's corporate offices at 7300 West Boston Street, Chandler, Arizona 85226 (telephone number 602-961-9000).

         These proxy solicitation materials were mailed on or about March 23, 1995, to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARE OWNERSHIP

Shareholders of record at the close of business on March 15, 1995 are entitled to notice of and to vote at the meeting. At the record date, 10,407,176 shares of the Company's Common Stock were issued and outstanding. As of the record date, the following persons were known by the Company to be, or may be deemed to be, the beneficial owner of more than 5% of the Company's Common Stock:

                                                         Shares of Common Stock
                                                          Beneficially Owned
                                                       ------------------------
                                                         Number         Percent
Name                                                  of Shares        of Total

Steven G. Mihaylo
7300 West Boston Street
Chandler, Arizona 85226 ........................        3,801,000       36.5%
                                                                        ----

FMR Corp.
82 Devonshire Street
Boston, Massachusetts 02109-3614 ...............        1,281,500       12.3%
                                                                        ----


REVOCABILITY OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of the Company. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

VOTING AND SOLICITATION

         Every shareholder voting at the Annual Meeting for the election of directors may either (i) cumulate such shareholder's votes and give one nominee for director a number of votes equal to (a) the number of directors to be elected, multiplied by (b) the number of shares of the Company's Common Stock held by such shareholder; or (ii) distribute such shareholder's votes on the same principle among as many nominees for director as the shareholder thinks fit, provided that votes cannot be cast for more than six nominees. However, no shareholder will be entitled to cumulate votes for any nominee unless such nominee's name has been placed in nomination prior to the voting and such shareholder, or another shareholder, has given notice at the Annual Meeting prior to the voting for directors of the intention of such shareholder to cumulate such shareholder's votes. On all other matters, one vote may be cast for each share held of the Company's Common Stock.

         A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. All matters to be considered and acted upon by the shareholders at the Annual Meeting must be approved by a majority of the shares represented at the Annual Meeting and entitled to vote. Consequently, abstentions will have the same legal effect as votes against a proposal. In contrast, broker "non-votes" resulting from a broker's inability to vote a client's shares on non-discretionary matters will have no effect on the approval of such matters.

         If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto.

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, personally or by telephone or telegram, without additional compensation.



DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of security holders of the Company that are intended to be presented by such shareholders at the annual meeting of the company for the fiscal year ending December 31, 1995 must be received by the Company no later than November 24, 1995, in order to be included in the proxy statement and form of proxy relating to such meeting.

INDEPENDENT AUDITORS

         The independent auditors of the Company for the fiscal year ended December 31, 1994 were Ernst & Young, LLP. A representative of Ernst & Young, LLP will attend the annual meeting for the purpose of responding to appropriate questions.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

NOMINEES

         Six directors are to be elected at the meeting. Each nominee named below is currently a director of the Company. In the event that any nominee of the Company becomes unavailable for any reason or if a vacancy should occur before election (which events are not anticipated) the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them cumulatively, in their discretion, in such a manner as will assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders in their discretion. The term of office of each person elected as a director will continue until the next annual meeting and until his successor has been elected and qualified.

         The names of the nominees and certain biographical information relating to the nominees are set forth below.






                                                                      Director
Name of Nominees           Age              Position(s)                Since
- ----------------           ---              -----------               --------

Steven G. Mihaylo          51               Chairman, President and    1969
                                            Chief Executive Officer

Gary D. Edens              53               Director                   1994

Maurice H. Esperseth       69               Director                   1986

C. Roland Haden            54               Director                   1983

Norman Stout               37               Director                   1994

Kathleen R. Wade           41               Director                   1994

         Mr. Mihaylo, the founder of the Company, has served as Chairman of the Board of Directors of the Company since September 1983 and as Chief Executive Officer of the Company since its formation in July 1969. Mr. Mihaylo also served as President of the Company until December 1994 and as Chairman of the Board of Directors from July 1969 to October 1982. Mr. Mihaylo also is a director of MicroAge, Inc. and Microtest, Inc.

         Mr. Edens was elected as a director of the Company in October 1994. He has been a broadcasting media executive from 1970 to 1994, serving as Chairman and Chief Executive Officer of Edens Broadcasting, Inc. from 1984 to 1994 when that corporation's nine radio stations were sold. He presently is President of The Hanover Companies, Inc., an investment firm. He is an active leader in various business, civic and philanthropic organizations.

         Mr. Esperseth has been a director of the Company since October 1986. Mr. Esperseth joined the Company in January 1983 as Senior Vice President-Research and Development, after a 32-year career with GTE, and served as Executive Vice President of Inter-Tel from 1986 to 1988. Mr. Esperseth retired as an officer of the Company on December 31, 1989.

         Dr. Haden has been a director of the Company since 1983. Dr. Haden has been Vice Chancellor and Dean of Engineering of Texas A&M University since 1993. Previously, he served as Vice Chancellor of Louisiana State University from 1991 to 1993, Dean of the College of Engineering and Applied Sciences at Arizona State University from 1989 to 1991, Vice President for Academic Affairs at Arizona State University from 1987 to 1988, and Dean of the College of Engineering and Applied Sciences from 1978 to 1987. Dr. Haden holds a doctoral degree in Electrical Engineering from the University of Texas and has served on the faculties of the University of Oklahoma and Texas A & M University.

         Mr. Stout was elected a director of the Company in October 1994. Mr. Stout has been President of Superlite Block, a manufacturer of concrete block since February 1993. Prior thereto he was employed by Bouhem-Fields, Inc. of Dallas, Texas, a manufacturer of crushed stone, as Chief Executive Officer from 1990 to 1993 and as Chief Financial Officer from 1986 to 1990. Previously, Mr. Stout was a Certified Public Accountant with Coopers & Lybrand.

         Ms. Wade was elected a director of the Company in April 1994. Ms. Wade is also a director and Co-Chief Executive Officer of Continental Homes Holding Corporation, having been employed by this multi-market production homebuilder and mortgage company and its predecessor since 1978. Prior thereto, Ms. Wade, a Certified Public Accountant, was employed by Ernst & Ernst, an international accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth the beneficial ownership of Common Stock of the Company as of March 3, 1995, by (a) each director of the Company, (b) each of the Named Officers (defined below) and (c) all directors and executive officers as a group:
                                                      SHARES OF COMMON STOCK
                                                        BENEFICIALLY OWNED
                                                     NUMBER              PERCENT
NAME(6)                                            OF SHARES            OF TOTAL
- --------------------                               ---------            --------
Steven G. Mihaylo                                  3,801,000               36.5%
Gary D. Edens                                          2,500  (1)          (5)
Maurice H. Esperseth                                  17,517  (1)          (5)
C. Roland Haden                                        3,922  (1)          (5)
Norman Stout                                           2,500  (1)          (5)
Kathleen R. Wade                                       2,500  (1)          (5)
Steven P. Nichols                                     22,500               (5)
Thomas C. Parise                                      61,250  (2)          (5)
Craig W. Rauchle                                      12,700               (5)
W. Kris Brown                                              0               (5)
Kurt R. Kneip                                          2,000  (3)          (5)

All directors and executive
   officers as a group (13 persons)                3,941,299  (4)         37.9%

(1) Includes 2,500 shares under options which were exercisable on March 1, 1995, or within 60 days of that date.

(2) Includes 7,500 shares under options which were exercisable on March 1, 1995, or within 60 days of that date.

(3) Includes 1,000 shares under options which were exercisable on March 1, 1995, or within 60 days of that date.

(4) Includes 21,000 shares subject to stock options held by all directors and executive officers as a group which are currently exercisable or which will become exercisable within 60 days after March 1, 1995.

(5)  Less than 1%.

(6) Address for the above named directors and executive officers: C/O Inter-Tel, Incorporated, 7300 West Boston Street, Chandler, AZ 85226-3224.

BOARD MEETINGS AND COMMITTEES

         The Board of Directors of the Company held a total of six meetings during the fiscal year ended December 31, 1994.

         The Audit Committee of the Board of Directors consisted of directors Esperseth, Wade and Stout. The Audit Committee met twice during the last fiscal year. This Committee recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and its system of internal controls and financial management practices.

     The Compensation and Stock Option Committee of the Board of Directors consisted of directors Esperseth, Edens and Haden. The Committee reviews employee compensation and makes recommendations thereon to the Board of Directors. The Committee met three times during the year. The Committee functions include the administration of the Company's Stock Incentive Plans. The Committee also determines, upon review of relevant information, the fair market value of the Company's Common Stock, the exercise price-per-share at which options shall be granted and the employees to whom options shall be granted.

         There is no nominating committee or other committee performing similar functions.

         During the fiscal year ended December 31, 1994, each director attended all meetings of the Board of Directors and of the committee(s) on which the director served.




DIRECTOR COMPENSATION

         Each director who is not employed by the Company was paid a fee of $3,000 for each Board of Directors meeting attended and $1,500 for each committee meeting attended. All directors, except Mr. Mihaylo, are eligible to participate in the Company's 1990 Directors' Stock Option Plan, under which each director is granted options to purchase 2,500 shares of Common Stock annually at the market price five days after the date of his or her re-election.

SECTION 16(A) REPORTING

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended 1994, all Section 16(a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with; except that one report covering two transactions for Mr. Maurice Esperseth and one report covering one transaction for Mr. Karl Eller were filed late by Company representatives assisting in the filings.

EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth compensation paid by the Company for services rendered during the fiscal years 1994, 1993 and 1992 by the Chief Executive Officer and the four most highly compensated executive officers of the Company (the "Named Officers") whose salary and bonus exceeded $100,000 in 1994.




                            INTER-TEL, INCORPORATED
                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                  LONG-TERM
                                                 COMPENSATION
                                                    AWARDS
                                                 ------------
                                                  NUMBER OF
                                                  SECURITIES         ALL
                                                  UNDERLYING        OTHER
                               SALARY    BONUS      OPTIONS     COMPENSATION (1)
NAME AND POSITION       YEAR     ($)       ($)         (#)             ($)
- -------------------    ------  -------   -------   ------------  ---------------
         (A)             (B)     (C)       (D)         (G)             (I)

Steven G. Mihaylo        1994   204,000    76,145        0            2,310
   Chairman and Chief    1993   181,700                  0            2,248
   Executive             1992   450,000   250,000        0            2,182

Steven P. Nichols (3)    1994   170,000   124,675        0            2,310
                         1993   170,000    54,706        0            2,182
                         1992   148,846   109,277      20,000         2,182

Thomas C. Parise         1994   170,000   115,506      70,000         2,310
   President & Chief     1993   170,000                 (2)           2,248
   Operating Officer     1992   157,692    93,778      15,000         2,182

Craig W. Rauchle         1994   170,000    72,510      50,000         2,119
   Exec. Vice President  1993   170,000                 (2)           2,119
   Corporate Develop     1992   148,846    46,168      20,000         2,182

W. Kris Brown (4)        1994    90,000    82,943(6)   20,000         1,788
   Vice President

Kurt R. Kneip (5)        1994    85,861    24,747      20,000         1,485
   Vice President/CFO/   1993    50,351                               1,258
   Secretary/Treasurer
- ----------------
(1) Company contribution under 401(k) Retirement Plan. In addition, each officer was allocated common stock under the Employee Stock Ownership Plan. (A maximum of 165 shares in 1994, 184 shares in 1993 and 94 shares in 1992.)

(2) Stock options granted in 1993 were replaced by those granted in 1994. See "Compensation Committee Report."

(3)  Mr.  Nichols  resigned as Senior Vice  President - Direct Sales in December
     1994.

(4)  Mr. Brown was elected Vice President in December 1994.

(5) Mr. Kneip was elected Vice President and Chief Financial Officer in September 1993.

(6)  Includes $13,187 in interdivisional incentive awards.

No compensation is present under omitted columns (e), (f) and (h).




                    AGGREGATED OPTION EXERCISES IN 1994 AND
                        DECEMBER 31, 1994 OPTION VALUES


                                                  NUMBER OF         VALUE OF
                                                 UNEXERCISED      IN-THE-MONEY
                                                  OPTIONS AT        OPTIONS AT
                         SHARES                   DECEMBER 31,      DECEMBER 31,
                        ACQUIRED                    1994 (#)        1994 ($) (2)
                           ON       VALUE         -------------   --------------
                        EXERCISE   REALIZED        EXERCISABLE/    EXERCISABLE/
      NAME                 (#)        ($)         UNEXERCISABLE   UNEXERCISABLE
       (A)                 (B)        (C)               (D)             (E)
- ---------------------  ---------  --------       --------------   -------------
Steven G. Mihaylo (1)
Steven P. Nichols:
   Exercised             5,000      33,750
   Exercisable                                         5,000         25,000
   Unexercisable                                       5,000         25,000
Thomas C. Parise:
   Exercised                 0
   Exercisable                                          7,500         37,500
   Unexercisable                                       73,750        106,250
Craig W. Rauchle:
   Exercised            17,500    126,525
   Exercisable                                          5,000         25,000
   Unexercisable                                       55,000         87,500
W. Kris Brown:
   Exercised                 0
   Exercisable                                              0
   Unexercisable                                       20,000         25,000
Kurt R. Kneip:
   Exercised             1,000      3,500
   Exercisable                                           1,000         1,500
   Unexercisable                                        22,000        28,000

- --------------------
(1) Steven G. Mihaylo has elected not to participate in the Company's stock option plans at this time.

(2) Potential unrealized value is (i) the fair market value at December 31, 1994 ($ 7.25 per share) less the option exercise price times (ii) the number of shares.




OPTION GRANTS IN LAST FISCAL YEAR

         The following table shows, as to the Named Officers, Information concerning stock options granted during the fiscal year ended December 31, 1994.


                          OPTION GRANTS IN FISCAL 1994

                                                           Individual Grants                                   Potential Realizable
                                           ---------------------------------------------------------             Value at Assumed
                                          Number of                                                           Annual Rates of Stock
                                         Securities   Percent of Total                                        Price Appreciation for
                                         Underlying   Options Granted                                             Option Term(4)
                                          Options      to Employees      Exercise       Expiration           ----------------------
Name                                     Granted(1)   In Fiscal Year(2) Price ($/Sh)      Date(3)             5%($)          10%($)
- --------------                           ----------   ----------------- ------------   -------------         -------         -------

Thomas C. Parise                           70,000        13.8%            6.00         Dec. 21, 2004         264,180         669,480
Craig W. Rauchle                           50,000         9.8%            6.00         Dec. 21, 2004         188,700         478,200
W. Kris Brown                              20,000         3.9%            6.00         Dec. 21, 2004          75,480         191,280
Kurt R. Kneip                              20,000         3.9%            6.00         Dec. 21, 2004          75,480         191,280
- --------------

(1)  Represents  options  granted  in  December  1994  in  connection  with  the repricing of options  originally  granted in 1993. Options for an aggregate of 320,000  shares of the Common Stock were granted in this grant under the
     Inter-Tel,   Incorporated   Long-Term   Incentive  Plan  (the  "LTIP").  In
     connection  with  the  repricing,  the 1993  grants  were  surrendered  and terminated. See "Compensation Committee Report -- Repricing of Options."

(2) The Company granted options for 509,000 shares of Common Stock to employees in fiscal 1994.

(3) Options may terminate before their expiration upon the termination of optionee's status as an employee or consultant, the optionee's death or an acquisition of the Company.

(4)  Potential  realizable value assumes that the stock price increases from the date of grant  until the end of the  option  term (10  years) at the annual
     rate  specified  (5%  and  10%).  Annual   compounding   results  in  total
     appreciation  of 63% (at 5% per  year)  and  159%  (at 10% per  year).  The assumed annual rates of appreciation  are specified in SEC rules and do not represent  the  Company's  estimate  or  projection  of future  stock price growth.  The  Company  does not  necessarily  agree  that this  method  can properly determine the value of an option.




                         COMPENSATION COMMITTEE REPORT

EXECUTIVE COMPENSATION PRINCIPLES

         The Company's Compensation and Stock Option Committee's responsibilities include determining both the cash and non-cash compensation of executive officers. Through 1994, non-cash compensation had been limited to incentive stock option grants to purchase Company common stock at fair market value at the grant date. All executive officers and some middle managers also participate in such stock incentive plans. These plans are designed to retain superior personnel and to tie their performance to the enhancement of shareholder value.

         Executive officers also participate in the Company's 401(k) Thrift Savings Plan and the Inter-Tel Employee Stock Ownership Plan, together with all other permanent Inter-Tel associates.

         The  Committee's   policy  regarding   compensation  of  the  Company's
executive officers is to provide generally competitive salary levels and compensation incentives that attract and retain individuals of outstanding ability; that recognize individual performance and the performance of the Company; and that support the Company's primary goal -- to increase shareholder value.

         The Compensation Committee intends to continue to consider expansion of executive compensation to include deferred cash and equity-based compensation integrated with attainment of specific long-term performance goals and shareholder value enhancement.

EXECUTIVE COMPENSATION PROGRAM

KEY EXECUTIVES

         The total compensation program for executives, other than the Chief Executive Officer, includes both cash and equity-based compensation. The Committee determines the level of salary for executive officers and determines the salary or salary ranges based upon a review of base salary levels for comparable officer positions in similar companies of comparable size and capitalization. Salary changes are based upon the Committee's subjective assessment of the executive's performance and the scope and complexity of the position held.

         At the beginning of 1994, the Compensation Committee considered the business plan of each major operating unit and of the consolidated Company. Consideration included past and anticipated performance, new product and market expectations, assets employed and similar factors. The Committee set income performance levels for each unit and for the consolidated Company. Cash bonus awards, based upon meeting or exceeding such performance levels and limited to a percentage of base salary, were set for each executive officer.

         As  indicated  above,  annual  cash bonus  awards are  integrated  with performance  against  specific  profit  contribution  goals  set  forth  in  the
Company's business plan. Performance benchmarks are specific to the responsibilities of the individual executive. The cash bonuses in the Summary Compensation Table reflect the performance of the named officers against the benchmarks established at the beginning of the year.

REPRICING OF OPTIONS

         In December 1994, the Compensation Committee of the Board of Directors determined to offer employees (including executive officers) the opportunity to cancel outstanding stock options with exercise prices in excess of the fair market value of the Company's Common Stock at that time, in exchange for new options exercisable at $6.00 per share (the fair market value of the Company's Common Stock on December 21, 1994). The new options were otherwise identical to the canceled options except for an extension of the original vesting term. The option exchange was an acknowledgment of the importance to the Company of having equity incentives in the hands of key employees. The Compensation Committee determined that stock options having exercise price significantly above the current market price of the Company's Common Stock do not provide adequate compensatory incentive if an employee is considering alternative employment opportunities.

         Among the options that were canceled and exchanged were options granted in October and November 1993 in a "basket" grant for the benefit of certain specified executive officers of the Company, representing the right to acquire an aggregate of 320,000 shares of Inter-Tel's Common Stock. The new options have an exercise price of $6.00 per share (the fair market value of the Company's Common Stock on December 21, 1994) and will be exercisable on December 1, 2004, assuming continued employment with the Company. The vesting of these options can accelerate, however, in accordance with the following schedule:

         The following table indicates the fair market value required for exercise after the vesting date of the installment.
                                                                  Minimum Fair
                                                                 Market Value of
Number of Shares                                    Date          Common Stock
  Exercisable                                    Installment       on or after
 in Installment                                     Vests          Vesting Date
- ----------------                              -----------------  ---------------
First 20%                                     December 21, 1995          $  6.90
Second 20%                                    December 21, 1996          $  7.94
Third 20%                                     December 21, 1997          $  9.13
Fourth 20%                                    December 21, 1998          $ 10.49
Last 20%                                      December 21, 1999          $ 12.07

         The minimum fair market value of the Common Stock required on or after each vesting date represents an increase of 15% over the fair market value of the Common Stock on December 21 of the prior year. The closing price of the Company's Common Stock as reported on the NASDAQ National Market System for March 3, 1995 was $11.50 per share.



         Under the terms of the 1994 grants, a group of twelve executive officers (other than Mr. Mihaylo, who declined participation) collectively received the above options to purchase an aggregate of 320,000 shares of Common
Stock under the LTIP.

                           TEN-YEAR OPTION REPRICINGS
                                                               Number of     Market
                                                              Securities    Price of     Exercise
                                                              Underlying    Stock at     Price at         New         Length of
                                                                Options     Time of       Time of       Exercise    Original Option
                                                               Repriced    Repricing     Repricing       Price        Term at Date
Name                                        Date                 (#)          ($)           ($)           ($)         of Repricing
- ------------------------                  --------              ------      -------      ----------     --------     --------------
Thomas C. Parise                          12/21/94              70,000        6.00        7.50-9.25        6.00         9 years
   President & Chief
   Operating Officer
Craig W. Rauchle                          12/21/94              50,000        6.00        7.50-9.25        6.00         9 years
   Exec. Vice President,
   Corporate Development
W. Kris Brown                             12/21/94              20,000        6.00        7.50-9.25        6.00         9 years
   Vice President
Kurt R. Kneip                             12/21/94              20,000        6.00        7.50-9.25        6.00         9 years
   VP/CFO/Sec/Treas


CHIEF EXECUTIVE OFFICER

         The Chief Executive Officer's salary was determined based on a review of the salaries of Chief Executive Officers of similar companies of comparable size and capitalization and upon a review of the Chief Executive Officer's performance against the Company's 1994 performance.

         The Compensation Committee determined the CEO's 1994 bonus based on similar Company consolidated earnings performance criteria used to determine bonuses for the other executive officers.

         The Chief Executive Officer, Steven G. Mihaylo, has voluntarily elected not to participate in equity-based compensation plans at this time.

Maurice H. Esperseth, Chairman
C. Roland Haden




                     COMPARISON OF CUMULATIVE TOTAL RETURN
                 AMONG INTER-TEL, PEER GROUP AND NASDAQ MARKET

         The graph below compares the cumulative total return of the Company's common stock with the NASDAQ market index and a self-determined peer group index from January 1, 1990 to January 31, 1995. The common stocks of the peer group companies have been included on a weighted basis to reflect the relative market capitalization at the end of each period shown.


                     COMPARISON OF CUMULATIVE TOTAL RETURNS




     [The following descriptive data is supplied in accordance with
                    Rule 304(d)(2) of Regulation ST]





Assumes January 1, 1989 = 100
                                                                LEGEND

SYMBOL           CRSP TOTAL RETURNS INDEX FOR:       12/29/89    12/31/90    12/31/91    12/31/92    12/31/93    12/31/94    1/31/95
- ------           -----------------------------       --------    --------    --------    --------    --------    --------    -------
- ------------     INTER-TEL, INCORPORATED                100.0        72.7        68.2       331.8       636.4       527.3      786.4
...------...     NASDAQ STOCK MARKET (US COMPANIES)     100.0        84.9       136.3       158.6       180.9       176.9      177.9
- - - - - - -      SELF-DETERMINED PEER GROUP             100.0        36.5        39.3        67.5       176.5       128.7      139.3

COMPANIES IN THE SELF-DETERMAINED PEER GROUP
         COMDIAL CORP                              EXECUTONE INFORMATION SYS INC
         MITEL CORP                                NORSTAN INC

NOTES:

A.   THE LINES  REPRESENT  MONTHLY INDEX LEVELS  DERIVED FROM  COMPOUNDED  DAILY
     RETURNS THAT INCLUDE ALL DIVIDENDS.

B.   THE INDEXES ARE REWEIGHTED  DAILY,  USING THE MARKET  CAPITALIZATION ON THE
     PREVIOUS TRADING DAY.

C.   IF THE MONTHLY  INTERVAL,  BASED ON THE FISCAL  YEAR-END,  IS NOT A TRADING
     DAY, THE PRECEDING TRADING DAY IS USED.

D.   THE INDEX LEVEL FOR ALL SERIES WAS SET TO $100.0 ON 12/29/89.



                                 OTHER MATTERS

         The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                                   THE BOARD OF DIRECTORS

Dated:  March 23, 1995
Inter-Tel, Incorporated                     By     KURT R. KNEIP,
(Chandler, Arizona)                                Secretary

          This Proxy is Solicited on Behalf of the Board of Directors
                            INTER-TEL, INCORPORATED
                      1995 ANNUAL MEETING OF SHAREHOLDERS


The undersigned shareholder of INTER-TEL, INCORPORATED, an Arizona corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 23, 1995, and hereby appoints Kurt R. Kneip and N. Thomas Peiffer, Jr., and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1995 Annual Meeting of Shareholders of INTER-TEL, INCORPORATED, to be held on April 27, 1995, at 10:00 a.m., local time, at corporate headquarters, 7300 West Boston Street, Chandler, Arizona 85226, and at any adjournment or adjournements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth below:


1.   ELECTION OF DIRECTORS:

     / / FOR all nominees listed below       / / WITHHOLD AUTHORITY to vote for
         (except as indicated)                   all nominees listed below

     STEVEN G. MIHAYLO, GARY D. EDENS, MAURICE ESPERSETH, C. ROLAND HADEN, NORMAN STOUT AND KATHLEEN R. WADE

(INSTRUCTION: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)

- -------------------------------------------------------------------------------



THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                             ----------------------------------
                                             Signature

                                             ----------------------------------
                                             Signature

                                             Dated:                      , 1995
                                                   ---------------------
                                             (This Proxy should be dated, signed
                                             by  the  shareholder(s)  exactly as
                                             his or her name appears hereon, and
                                             returned  promptly  in the enclosed
                                             envelope.  Persons  signing  in   a
                                             fiduciary   capacity    should  so
                                             indicate.  If  shares  are  held by
                                             joint   tenants  or  as  community
                                             property, both shareholders  should
                                             sign.)